SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2001

BELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

California	1-11471	95-2039211
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1960 E. Grand Avenue, Suite 560, El Segundo, California (Address of Principal Executive Offices)	90245 (Zip Code)

Registrant’s telephone number, including area code: (310) 563-2355

Item 5.     Other Events.

      On May 30, 2001, Bell Industries, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.     Exhibits.

99.1	Press Release dated May 30, 2001.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELL INDUSTRIES, INC.

Date: May 30, 2001	By:	/s/ TRACY A. EDWARDS Tracy A. Edwards President and Chief Executive Officer

Exhibit Index

Exhibit	Description

99.1	Press Release dated May 30, 2001.